EXHIBIT 10.4

BROKER WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 18, 2019.

THESE BROKER WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THESE BROKER WARRANTS AND THE SECURITIES DELIVERABLE UPON EXERCISE OF THESE BROKER WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE BROKER WARRANTS EVIDENCED BY THIS CERTIFICATE ARE EXERCISABLE AT ANY TIME AND FROM TIME TO TIME UNTIL 5:00 P.M. (PACIFIC TIME) ON MAY 17, 2023, AFTER WHICH TIME THEY SHALL EXPIRE AND BE OF NO VALUE AND OF NO FURTHER FORCE OR EFFECT.

Broker Warrant Certificate No. BW-2019-[●]	Broker Warrants to acquire [●]Units

BROKER WARRANTS TO PURCHASE UNITS

OF

BODY AND MIND INC.

(a corporation existing under the laws of the State of Nevada)

THIS BROKER WARRANT IS NON-TRANSFERABLE

THIS CERTIFIES that, for value received, [●] (the “Holder”), is the registered holder of [●] broker warrants (the “Broker Warrants”) each of which entitles the Holder, subject to the terms and conditions set forth in this Broker Warrant Certificate, to purchase from Body and Mind Inc. (the “Company”), one unit of the Company (a “Unit”) consisting of one common share (a “Common Share”) in the capital of the Company and one common share purchase warrant (a “Warrant”) of the Company, at any time prior to 5:00 p.m. (Pacific time) (the “Time of Expiry”) on May 17, 2023 (the “Expiry Date”) on payment of CAD$1.25 per Unit (the “Exercise Price”). Each Warrant entitles the Holder to purchase one Common Share at an exercise price of $1.50 at any time prior to 5:00 p.m. (Pacific time) on May 17, 2023. The Warrants issuable upon exercise of the Broker Warrants evidenced by this Broker Warrant Certificate shall be governed by the terms of a warrant certificate (the “Warrant Certificate”). The number of Units which the Holder is entitled to acquire upon exercise of the Broker Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

1. Exercise of Broker Warrants

(a)	Election to Exercise. The rights evidenced by this Broker Warrant Certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Exercise in substantially the form attached hereto as Schedule “A”, properly completed and executed, together with payment of the Exercise Price multiplied by the number of Units specified in the Election to Exercise (the “Aggregate Exercise Price”) by bank draft or certified cheque payable to or to the order of the Company at the office of the Company, at 750 – 1095 West Pender Street, Vancouver, British Columbia or such other address in Canada as the Holder may be notified of in writing by the Company. In the event that the rights evidenced by this Broker Warrant Certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Common Shares and Warrants issuable on the exercise of the Broker Warrants so exercised, issue to the Holder a Broker Warrant Certificate on identical terms in respect of that number of Units in respect of which the Holder has not exercised the rights evidenced by this Broker Warrant Certificate.

(b)	Exercise. The Company shall, as promptly as practicable after it receives a duly executed Election to Exercise and funds equal to the Aggregate Exercise Price by bank draft or certified cheque payable to or to the order of the Company for the number of Units specified in the Election to Exercise (the “Exercise Date”), issue that number of Common Shares and Warrants specified in the Election to Exercise (in the case of the Common Shares, as fully paid and non-assessable shares).

(c)	Share and Warrant Certificates. As promptly as practicable after the Exercise Date and, in any event, within three business days of receipt of the Election to Exercise, the Company shall cause to be issued and delivered to the Holder, registered in such name or names as the Holder may direct or if no such direction has been given, in the name of the Holder, certificates for the number of Common Shares and Warrants comprising the Units specified in the Election to Exercise. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Broker Warrants which have been exercised as such shall cease, and the person or persons in whose name or names any share or warrant certificates shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Common Shares and Warrants represented thereby.

(d)	Fractional Common Shares and Warrants. No fractional Common Shares or Warrants comprising Units shall be issued upon exercise of the Broker Warrants and no payments or adjustments shall be made upon any such exercise on account of any cash dividends previously paid in the ordinary course on the Common Shares or the Warrants issued upon such exercise, and in such case, the number of Common Shares or Warrants issuable upon the exercise of any Broker Warrants shall be rounded down to the nearest whole number.

(e)	Corporate Changes. If, prior to the Time of Expiry on the Expiry Date, the Company shall be a party to any reorganization, merger, amalgamation, dissolution or sale of all or substantially all of its assets (the “Event”), whether or not the Company is the surviving entity, upon exercise by the Holder thereafter of its right to receive Common Shares pursuant to the unexercised Broker Warrant Certificate immediately prior to the Event, the Holder shall be entitled to receive, and shall accept in lieu of the number of Common Shares to which the Holder was entitled to receive upon such exercise prior to the occurrence of the Event, the aggregate number of shares, other securities or property resulting from the Event which such Holder would have been entitled to receive as a result of such Event if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was entitled to receive upon exercise of the Broker Warrants represented by this Broker Warrant Certificate prior to such Event and for the same aggregate consideration that would have been payable therefor.

(f)	Subdivision or Consolidation of Shares.

(i)	In the event that prior to the Time of Expiry on the Expiry Date, the Company shall subdivide its outstanding Common Shares into a greater number of Common Shares or issue any Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than any stock dividends constituting dividends paid in the ordinary course), the Exercise Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced, and conversely, in case the outstanding Common Shares shall be consolidated into a smaller number of Common Shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased (any such subdivision, dividend or consolidation being hereinafter referred to as a “Capital Reorganization”).

(ii)	Upon each adjustment of the Exercise Price in paragraph 1(f)(i) above, the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Common Shares (calculated to the nearest tenth of a Common Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Common Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

(g)	Change or Reclassification of Common Shares. In the event that, prior to the Time of Expiry on the Expiry Date, the Company shall change or reclassify its outstanding Common Shares into a different class of securities, the rights evidenced by this Broker Warrant Certificate shall be adjusted as follows so as to apply to the successor class of securities:

(i)	the number of the successor class of securities which the Holder shall be entitled to acquire as part of the Units shall be that number of the successor class of securities which a holder of that number of Common Shares subject to the unexercised Broker Warrants immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification; and

(ii)	the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Common Shares subject to the unexercised Broker Warrants immediately prior to the change or reclassification, and dividing the product thereof by the number of Common Shares determined in paragraph 1(g)(i) hereof.

(h)	Offering to Shareholders. In the event that, prior to the Time of Expiry on the Expiry Date, the Company shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this paragraph 1(h) as the “record date”) for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Current Market Value (as defined herein) on such record date (any such event being hereinafter referred to as a “Rights Offering”), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional Common Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by such Current Market Value, and the denominator of which shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered (or, as the case may be, into which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed. To the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be.

(i)	Special Distribution. In the event that, prior to the Time of Expiry on the Expiry Date, the Company shall fix a record date (hereinafter referred to in this paragraph 1(i) as the “record date”) for the distribution to all or substantially all the holders of the outstanding Common Shares of:

(a)	shares of any class, whether of the Company or any other corporation;

(b)	rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares;

(c)	evidences of indebtedness; or

(d)	other assets or property;

and if such distribution does not constitute (A) a Capital Reorganization, (B) a Rights Offering, or (C) a dividend paid in the ordinary course (any such non-excluded event being hereinafter referred to as a “Special Distribution”) the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (A) the numerator of which shall be the amount by which (1) the amount obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Value on such record date, exceeds (2) the fair market value (as reasonably determined by the directors of the Company in good faith, which determination shall be conclusive) to the holders of such shares of such Special Distribution; and (B) the denominator of which shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Value. Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such Special Distribution is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(j)	Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

(k)	Adjustment to Number of Common Shares. If any adjustment in the Exercise Price shall occur as a result of: (A) the fixing by the Company of a record date for an event referred to in paragraph 1(h); or (B) the fixing by the Company of a record date for an event referred to in either of paragraph 1(i)(a) or paragraph 1(i)(b), then the number of Common Shares issuable upon any subsequent exercise of a Broker Warrant shall be simultaneously adjusted by multiplying the number of Common Shares issuable upon the exercise of a Broker Warrant immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent that any adjustment in subscription rights occurs pursuant to this paragraph 1(k) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in paragraph 1(h), the number of Common Shares issuable upon exercise of a Broker Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable based upon the number of shares actually issued immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this paragraph 1(k) as a result of the fixing by the Company of a record date for the distribution of exchangeable or convertible securities or rights, options or warrants referred to in paragraph 1(i), the number of Common Shares issuable upon exercise of the Broker Warrant shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number which would be purchasable pursuant to this paragraph 1(k) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection on the basis of the number of shares issued immediately after such expiration.

(l)	Notice of Adjustment. Upon any adjustment of the number of Common Shares issuable upon exercise of the Broker Warrants evidenced by this Broker Warrant Certificate and upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Common Shares partially comprising the Units or other securities issuable upon exercise of the Broker Warrants evidenced by this Broker Warrant Certificate resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

(m)	Other Notices. In case at any time prior to the Time of Expiry on the Expiry Date:

(i)	the Company shall declare any dividend upon its shares payable in Common Shares;

(ii)	the Company shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights, options or warrants;

(iii)	there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation, amalgamation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, in any one or more of such cases, the Company shall give to the Holder (A) at least 10 days’ prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of common chares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

(n)	Adjustments to Warrants. All adjustments in connection with the Warrants partially comprising the Units (including the number of Common Shares issuable upon the exercise of such Warrants) shall be made in accordance with the terms and conditions of the Warrant Indenture, and any such adjustments shall be made from and including the date of issuance of this Broker Warrant Certificate (regardless of the actual date of issuance of such Warrants).

(o)	Common Shares and Warrants to be Reserved. The Company will at all times keep available, and reserve if necessary, out of its authorized shares, solely for the purpose of issue upon the exercise of the Broker Warrants, such number of Common Shares and Warrants as shall then be issuable upon the exercise of the Broker Warrants. The Company covenants and agrees that all Common Shares issuable upon exercise of Broker Warrants (including any Common Shares issuable upon exercise of the Warrants) will, upon issuance, be duly authorized and issued as fully paid and non-assessable shares of the Company. The Company will take all such actions as may be necessary to ensure that all such Common Shares may be so issued without violation of any applicable requirements of any exchange upon which the shares of the Company may be listed. The Company will take all such actions as are within its power to ensure that all such Common Shares and Warrants may be so issued without violation of any applicable law.

(p)	Issue Tax. The issuance of certificates for Common Shares and Warrants upon the exercise of Broker Warrants shall be made without charge to the Holder, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

(q)	Listing. The Company will, at its expense and as expeditiously as possible, use its commercially reasonable efforts to cause all Common Shares issuable upon the exercise of the Broker Warrants (including any Common Shares issuable upon exercise of the Warrants) to be duly listed on the Canadian Securities Exchange or any stock exchange upon which the shares of the Company may be then listed prior to the issuance of such Common Shares.

(r)	Current Market Value. For the purposes of any computation hereunder, the “Current Market Value” at any date shall be the weighted average trading price per share for the Common Shares for the 20 consecutive trading days ending not less than five trading days immediately before such date on the Canadian Securities Exchange or such other stock exchange on which the Common Shares may then be listed, or, if the Common Shares or any other security in respect of which a determination of Current Market Value is being made are not listed on any stock exchange, the Current Market Value shall be determined by the directors, acting reasonably and in good faith, which determination shall be conclusive. The weighted average price shall be determined by dividing the aggregate trading price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

(s)	Mutatis Mutandis. No adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of this Broker Warrant shall be made in respect of any event described in this Section 1 if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the unexercised Broker Warrants prior to or on the record date or effective date, as the case may be, of such event.

2. Replacement

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Broker Warrant Certificate and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of this Broker Warrant Certificate), the Company will issue to the Holder a replacement certificate containing the same terms and conditions as this Broker Warrant Certificate.

3. Expiry Date

The Broker Warrants shall expire and all rights to purchase Units hereunder shall cease and become null and void at the Time of Expiry on the Expiry Date.

4. Covenant

So long as any Broker Warrants remain outstanding, the Company covenants that it shall do or cause to be done all things necessary to maintain its corporate existence, provided that nothing herein shall prevent the Company from completing any corporate change contemplated in Section 1(e).

5. Inability to Deliver Common Shares or Warrants

If for any reason, other than the failure or default of the Holder, the Company is unable to issue and deliver the Common Shares, Warrants or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Units covered by this Broker Warrant Certificate, the Company may pay, at its option and in complete satisfaction of its obligations hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Current Market Value of such Units or other securities on the Exercise Date.

6. Resale Restrictions, Legending of Certificates

Any Common Shares and Warrants (including any Common Shares issued upon exercise of the Warrants) issued upon exercise of these Broker Warrants prior to September 18, 2019 will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 18, 2019.”

If the Holder is a U.S. Person or exercising the Broker Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the Holder also acknowledges and understands that the certificates representing the Common Shares and Warrants will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for Warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”;

If the Holder is outside of the United States and is not (A) a U.S. Person, or (B) exercising the Broker Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the Holder also acknowledges and understands that the certificates representing the Common Shares and Warrants will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for Warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”;

provided, however, if any Common Shares or Warrants are being sold, the legend may be removed by delivery to the Company’s registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the United States Securities Act of 1933, as amended or state securities laws.

The Holder understands and acknowledges that in addition to the legends set forth above, the Warrant Certificates will also bear a legend in substantially the following form:

“THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

7. Limitations on Transfer

The Broker Warrants are non-transferable and non-assignable.

8. Not a Shareholder

Nothing in this Broker Warrant Certificate or in the holding of a Broker Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

9. Governing Law

The laws of the State of Nevada shall govern the Broker Warrants. Any and all disputes arising under this Broker Warrant Certificate, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the State of Nevada and the Holder shall be deemed to have irrevocably attorned to the jurisdiction of the courts of such State.

10. Severability

If any one or more of the provisions or parts thereof contained in this Broker Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

11. Headings

The headings of the sections, subsections and clauses of this Broker Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Broker Warrant Certificate.

12. Numbering of Sections, etc.

Unless otherwise stated, a reference herein to a numbered or lettered section, subsection, clause, subclause or schedule refers to the section, subsection, clause, subclause or schedule bearing that number or letter in this Broker Warrant Certificate.

13. Gender

Whenever used in this Broker Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

14. Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

15. Notice

Unless herein otherwise expressly provided, a notice to be given hereunder will be deemed to be validly given if the notice is sent by telecopier, email transmission or prepaid same day courier addressed as follows:

If to the Holder at the latest address of the Holder as recorded on the books of the Company; and

If to the Company at:

Body and Mind Inc.

750 – 1095 West Pender Street

Vancouver, British Columbia

Attention:       Darren Tindale

Email:             Stonerockltd@gmail.com

16. Successors

This Certificate shall enure to the benefit of and shall be binding upon the Holder and the Company and their respective successors.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Company has caused this Broker Warrant Certificate to be signed by its duly authorized officer.

DATED as of May 17, 2019.

BODY AND MIND INC.

Per:
Authorized Signing Officer

SCHEDULE “A”

ELECTION TO EXERCISE

Capitalized terms used herein have the meanings ascribed thereto in the Broker Warrant Certificate (the “Certificate”) to which this schedule is attached.

The undersigned Holder hereby irrevocably elects to exercise the Broker Warrants granted by the Company pursuant to the Certificate for the number of Units (or other property or securities contemplated in the Certificate) as set forth below:

(a)	Number of Units to be acquired

(b)	Subscription Price (per Unit)	$

(c)	Aggregate Subscription Price	$

The Holder hereby tenders a certified cheque, bank draft or cash for such aggregate Subscription Price and directs the Common Shares and Warrants to be registered and certificates therefor to be issued as directed below.

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

(A)

☐ the undersigned Holder at the time of exercise of the Broker Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Broker Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this subscription form in the United States; OR

(B)

☐ the undersigned Holder is resident in the United States, is a U.S. person, or is exercising the Broker Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this subscription form; OR

(C)

☐ if the undersigned Holder is a U.S. Holder, the undersigned Holder has delivered to the Company and the Company’s transfer agent, if applicable, an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the common shares and warrants to be delivered upon exercise of the Broker Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act (“Regulation S”).

- A2 -

If the undersigned has checked box (A) immediately above the undersigned:

(a)	agrees not to engage in hedging transactions with regard to the Common Shares and Warrants prior to the expiration of the six-month distribution compliance period set forth in Rule 903(b)(3) of Regulation S;

(b)	acknowledges that the Common Shares and Warrants issuable upon exercise of the Broker Warrants are “restricted securities” as defined in Rule 144 of the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Common Shares and Warrants shall bear the applicable restrictive legends substantially in the forms set forth in sections 10.2 and 10.3 of the Broker Warrant Certificate, as applicable;

(c)	agrees not to resell the Common Shares and Warrants except (i) pursuant to registration under the U.S. Securities Act and any applicable state securities laws, (ii) pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws, or (iii) pursuant to the provisions of Regulation S of the U.S. Securities Act; and

(d)	subject to compliance with the Company’s constating documents and any other applicable agreements between the undersigned and the Company, the undersigned acknowledges that the Company shall refuse to register any transfer of the Common Shares and Warrants not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and any applicable state securities laws, or pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws.

Note: Certificates representing Common Shares and Warrants will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

1	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares and Warrants, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.	the undersigned is: (i) purchasing the Common Shares and Warrants for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares and Warrants for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares and Warrants as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned Holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned Holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned Holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

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3.	the undersigned has not exercised the Broker Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

1.	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares and Warrants;

2.	if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares or Warrants, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares or Warrants directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares and Warrants are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and in the case of (c) and (d) above, it has prior to such sale furnished to the Company and the Company’s registrar and transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Company’s registrar and transfer agent;

3.	the Common Shares and Warrants are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares and Warrants only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Company has no obligation to register any of the Common Shares and Warrants;

5.	the certificates representing the Common Shares and Warrants (and any certificates issued in exchange or substitution for therefor) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

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6.	the legend may be removed by delivery to the Company’s registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares and Warrants;

8.	the Company gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Common Shares and Warrants;

8.	funds representing the subscription price for the Common Shares and Warrants which will be advanced by the undersigned to the Company upon exercise of the Broker Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith; and

10.	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this subscription form or the Broker Warrant Certificate.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the Holder hereof and will be sent by first class mail to the last address of the Holder appearing on the register maintained for the Broker Warrants.

DATED this _________ day of _______________, 20___.

In the presence of:

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

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Please print below your name and address in full.

Legal Name

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Broker Warrant Certificate without alteration. If the certificates representing the Common Shares and Warrants to be issued upon exercise of the Broker Warrants differs from the registration of the Broker Warrant Certificates the signature of the registered Holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Broker Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

__________

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U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of BODY AND MIND INC. (the “Company”) by the Holder, the Holder hereby represents and warrants to the Company that the Holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the Holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned Holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ (1)

Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

_______ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

_______ (3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

_______ (4)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

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_______ (5)

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

_______ (6)

A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

_______ (7)	Any director or executive officer of the Company; or

_______ (8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories (if this alternative is selected you must identify each equity owner and provide statements for each demonstrating how they qualify as an accredited investor).

_________